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                                                                    Exhibit 10.2

              FOURTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE
                    OF REAL PROPERTY AND ESCROW INSTRUCTIONS

     This Fourth Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions (this "FOURTH AMENDMENT") is entered into effective as of the 13th day of July, 2005 (the "AMENDMENT DATE") by and between GREIT - 525 AND 600 B STREET, LP, a Virginia limited partnership ("SELLER") and HINES-SUMISEI US CORE OFFICE PROPERTIES, LP, a Delaware limited partnership ("BUYER").

                                  WITNESSETH:

     WHEREAS, Seller and Buyer entered into that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions dated effective June 27, 2005, as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions dated June 30, 2005, and as further amended by that certain Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions dated July 5, 2005, and as further amended by that certain Third Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions dated July 6, 2005 (as amended, the "PURCHASE AGREEMENT") by and between Seller and Buyer with respect to the Property (as defined in the Purchase Agreement); and

     WHEREAS, the Purchase Agreement automatically terminated by its terms and Seller and Buyer desire to amend and reinstate the Purchase Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

     1. Defined Terms. All capitalized terms used herein and not expressly defined shall have the meaning given to such terms in the Purchase Agreement.

     2. Purchase Price. Section 2 of the Purchase Agreement is hereby modified to provide that the Purchase Price is One Hundred Sixteen Million and No/100 Dollars ($116,000,000).

     3. Title. Buyer has approved its review of the Title Documents and the Survey and confirms that, except for Seller Title Defects and Monetary Defects, all matters of record shall by deemed Permitted Exceptions.

     4. Approval of Inspections. Buyer hereby approves its Inspections and agrees that the Purchase Agreement can no longer be terminated pursuant to
Section 5.1.1 of the Purchase Agreement.

     5. No Defaults. Buyer and Seller acknowledge that, as of the date hereof, neither party has knowledge of any default by the other party under the terms of the Purchase Agreement, and that all deliveries made prior to the date hereof shall be deemed timely made. Buyer acknowledges receipt of the written approval of the sale by Guarantor. Buyer

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acknowledges that the estoppel forms which have been prepared by Seller and delivered to the Buyer for inspection are sufficiently complete to be acceptable to Buyer if executed by the Tenants without material adverse modification.

     6. Closing Date. Section 6.2.1 of the Purchase Agreement is hereby modified to provide that the Closing Date shall be on or before August 15, 2005, and Section 9 of the Purchase Agreement is modified such that the provisions entitling Seller to extend Closing are hereby deleted.

     7. Full Force and Effect. Except as amended hereby, the Purchase Agreement is hereby reinstated and is in full force and effect, and Seller and Buyer hereby ratify, confirm and adopt the same.

     8. Counterparts. This Fourth Amendment may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one amendment.

     9. Execution. This Fourth Amendment may be executed by facsimile signature, and a facsimile signature shall constitute an original signature for all purposes.

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     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the Amendment Date.

SELLER:

GREIT - 525 AND 600 B STREET, LP,
a Virginia limited partnership

By:  GREIT - 525 and 600 B Street GP, LLC,
     a Virginia limited liability company,
     its general partner

     By:  Triple Net Properties, LLC,
          a Virginia limited liability company,
          its manager

     By:  /s/ Anthony W. Thompson
         -------------------------
     Name:  Anthony W. Thompson
           -----------------------
     Title:  President & CEO
            ----------------------

BUYER:

HINES-SUMISEI US CORE OFFICE PROPERTIES, LP, a Delaware limited partnership

By:  Hines-Sumisei U.S. Core Office Trust,
     a Maryland real estate investment trust,
     its general partner

     By:  /s/ Edmund A. Donalds
         -------------------------
     Name:  Edmund A. Donalds
           -----------------------
     Title:  Vice President
            ----------------------

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